SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: NOVEMBER 9, 1999
                        (Date of earliest event reported)




                                  SURREY, INC.
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             (Exact name of registrant as specified in its charter)



             TEXAS                      001-23407              74-2138564
---------------------------------     --------------     -----------------------
 (State or other jurisdiction of        Commission          (I.R.S. Employer
 incorporation or organization)          File No.          Identification No.)


           13110 TRAILS END ROAD
               LEANDER, TEXAS                                     78641
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 (Address of principal executive offices)                      (Zip Code)



                                 (512) 267-7172
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              (Registrant's telephone number, including area code)

Item 4.       Changes in Registrant's Certifying Accountant.

         On November 9, 1999 the Company agreed to retain Grant Thornton LLP ("Grant Thornton") as its certifying accountants to audit the Company's financial statements for the fiscal year ended December 31, 1999. Prior to this engagement, the Company had not consulted with Grant Thornton with respect to any other transaction or financial information.

         As previously reported, on August 2, 1999 the Company and Ernst & Young LLP ("E&Y") mutually ceased their client-auditor relationship. E&Y served as Surrey's independent certifying auditors for the fiscal years 1995, 1996, 1997 and 1998. No report of E&Y during its tenure as auditor contained an adverse opinion or disclaimer of opinion or was qualified or modified in any way.


Item 7 (c).   Exhibits.

              None.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: November 11, 1999               Surrey, Inc.
                                       ------------
                                       Registrant


                                       By:   /s/ Mark J. van der Hagen
                                          --------------------------------------
                                             Mark J. van der Hagen
                                             Vice President - Finance
                                                and Treasurer